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                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated June 13, 2001, included in Ashford.com, Inc.'s report on Form 10-K for the year ended March 31, 2001, and in this Registration Statement, as amended, and to all references to our Firm included in or made a part of this Registration Statement.

/s/ ARTHUR ANDERSEN LLP

Houston, Texas

February 6, 2002